Exhibit 99.1

Union Pacific Reports Second Quarter 2024 Results

●	Second quarter earnings per diluted share of $2.74, up 7%
●	Second quarter operating income up 9%
●	Second quarter net income up 7%

Omaha, Neb., July 25, 2024 – Union Pacific Corporation (NYSE: UNP) today reported 2024 second quarter net income of $1.7 billion, or $2.74 per diluted share. This compares to 2023 second quarter net income of $1.6 billion, or $2.57 per diluted share.

“Our second quarter performance demonstrates the team’s ability to deliver strong results,” said Jim Vena, Union Pacific Chief Executive Officer. “This provides further proof that our strategy to be the best in safety, service, and operational excellence will drive success. The entire Union Pacific team is energized behind this strategy and wants to win. As we build on the foundation we’ve laid over the past 12 months, we look forward to demonstrating what’s possible for our great company.”

Second Quarter Summary: 2024 vs. 2023

Financial Results: Solid Operating Income Growth Driven by Core Pricing Gains, Operating Efficiency, and Intermodal Equipment Sale

●	Operating revenue of $6.0 billion was up 1% driven by core pricing gains and increased volume partially offset by business mix and reduced fuel surcharge.
●	Freight revenue excluding fuel surcharge revenue grew 2% as revenue carloads grew slightly.
●

Operating ratio was 60 .0%, an improvement of 300 basis points. Lower quarterly fuel prices and an existing environmental remediation compliance order negatively impacted the operating ratio 10 and 30 basis points, respectively. A sale of intermodal equipment aided the operating ratio 70 basis points.

●	Operating income of $2.4 billion was up 9%.

Operating Performance: Continued Improvement Across Safety and Operational Excellence as Network Challenged by Weather

●	Union Pacific’s year-to-date reportable personal injury and reportable derailment rates both improved.
●	Quarterly freight car velocity of 201 daily miles per car was flat.
●	Quarterly locomotive productivity was 134 gross ton-miles (GTMs) per horsepower day, a 6% improvement.
●	Average maximum train length was 9,544 feet, a 2% increase.
●	Quarterly workforce productivity improved 5% to 1,031 car miles per employee.
●	Fuel consumption rate of 1.080, measured in gallons of fuel per thousand GTMs, improved 1%.

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2024 Outlook

Updated

●	Second half volume outlook remains uncertain based on continued weak economic indicators and coal demand
●	Profitability outlook continues positive momentum with strong service product, improving network efficiency, and solid pricing
●	Share repurchases of ~$1.5 billion in 2024

Affirmed

●	Pricing dollars in excess of inflation dollars
●	No change to long-term capital allocation strategy
○ Capital plan of $3.4 billion

Second Quarter 2024 Earnings Conference Call

Union Pacific will webcast its second quarter 2024 earnings release presentation live at https://investor.unionpacific.com and via teleconference on Thursday, July 25, 2024, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

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****

This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the potential impacts of public health crises, including pandemics, epidemics and the outbreak of other contagious diseases, such as the coronavirus and its variant strains (COVID); the Russia-Ukraine and Israel-Hamas wars and other geopolitical tensions in the middle east, and any impacts on our business operations, financial results, liquidity, and financial position, and on the world economy (including customers, employees, and supply chains), including as a result of fluctuations in volume and carloadings; expectations as to general macroeconomic conditions, including slowdowns and recessions, domestically or internationally, and volatility in interest rates and fuel prices; closing of customer manufacturing, distribution, or production facilities; expectations as to operational or service improvements; expectations as to hiring challenges; availability of employees; expectations regarding the effectiveness of steps taken or to be taken to improve operations, service, infrastructure improvements, and transportation plan modifications; expectations as to cost savings, revenue growth, and earnings; the time by which goals, targets, or objectives will be achieved; projections, predictions, expectations, estimates, or forecasts as to business, financial, and operational results, future economic performance, and general economic conditions; proposed new products and services; estimates of costs relating to environmental remediation and restoration; estimates and expectations regarding tax matters; expectations that claims, litigation, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, cyberattacks or other matters. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2023, which was filed with the SEC on February 9, 2024. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to the Company’s website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and	2nd Quarter				Year-to-Date
Percentages, For the Periods Ended June 30,	2024	2023		%	2024	2023		%
Operating Revenues
Freight revenues	$5,638	$5,569	1%		$11,254	$11,225	-%
Other revenues	369	394	(6)		784	794	(1)
Total operating revenues	6,007	5,963	1		12,038	12,019	-
Operating Expenses
Compensation and benefits	1,187	1,269	(6)		2,410	2,448	(2)
Fuel	625	664	(6)		1,283	1,430	(10)
Purchased services and materials	644	650	(1)		1,257	1,303	(4)
Depreciation	596	577	3		1,190	1,149	4
Equipment and other rents	219	248	(12)		435	483	(10)
Other	336	351	(4)		691	708	(2)
Total operating expenses	3,607	3,759	(4)		7,266	7,521	(3)
Operating Income	2,400	2,204	9		4,772	4,498	6
Other income, net	103	93	11		195	277	(30)
Interest expense	(319)	(339)	(6)		(643)	(675)	(5)
Income before income taxes	2,184	1,958	12		4,324	4,100	5
Income tax expense	(511)	(389)	31		(1,010)	(901)	12
Net Income	$1,673	$1,569	7%		$3,314	$3,199	4%

Share and Per Share
Earnings per share - basic	$2.75	$2.58	7%		$5.44	$5.25	4%
Earnings per share - diluted	$2.74	$2.57	7		$5.43	$5.24	4
Weighted average number of shares - basic	609.4	608.7	-		609.3	609.6	-
Weighted average number of shares - diluted	610.3	609.5	-		610.3	610.5	-
Dividends declared per share	$1.30	$1.30	-		$2.60	$2.60	-

Operating Ratio	60.0%	63.0%	(3.0)	pts	60.4%	62.6%	(2.2)	pts
Effective Tax Rate	23.4%	19.9%	3.5	pts	23.4%	22.0%	1.4	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2024	2023	%	2024	2023	%
Freight Revenues (Millions)
Grain & grain products	$901	$890	1%	$1,844	$1,833	1%
Fertilizer	203	183	11	404	369	9
Food & refrigerated	278	255	9	563	518	9
Coal & renewables	339	429	(21)	727	934	(22)
Bulk	1,721	1,757	(2)	3,538	3,654	(3)
Industrial chemicals & plastics	593	545	9	1,165	1,081	8
Metals & minerals	530	562	(6)	1,045	1,098	(5)
Forest products	342	347	(1)	680	679	-
Energy & specialized markets	658	632	4	1,337	1,245	7
Industrial	2,123	2,086	2	4,227	4,103	3
Automotive	659	625	5	1,270	1,212	5
Intermodal	1,135	1,101	3	2,219	2,256	(2)
Premium	1,794	1,726	4	3,489	3,468	1
Total	$5,638	$5,569	1%	$11,254	11,225	-%
Revenue Carloads (Thousands)
Grain & grain products	200	197	2%	410	399	3%
Fertilizer	62	48	29	109	93	17
Food & refrigerated	46	44	5	92	88	5
Coal & renewables	158	203	(22)	335	419	(20)
Bulk	466	492	(5)	946	999	(5)
Industrial chemicals & plastics	169	164	3	333	321	4
Metals & minerals	184	210	(12)	354	398	(11)
Forest products	55	55	-	108	107	1
Energy & specialized markets	147	144	2	301	283	6
Industrial	555	573	(3)	1,096	1,109	(1)
Automotive	218	213	2	425	413	3
Intermodal [a]	798	749	7	1,537	1,483	4
Premium	1,016	962	6	1,962	1,896	3
Total	2,037	2,027	-%	4,004	4,004	-%
Average Revenue per Car
Grain & grain products	$4,493	$4,527	(1)%	$4,493	$4,598	(2)%
Fertilizer	3,311	3,830	(14)	3,727	3,978	(6)
Food & refrigerated	5,943	5,740	4	6,086	5,851	4
Coal & renewables	2,156	2,107	2	2,173	2,228	(2)
Bulk	3,692	3,568	3	3,740	3,657	2
Industrial chemicals & plastics	3,507	3,336	5	3,497	3,368	4
Metals & minerals	2,885	2,677	8	2,955	2,760	7
Forest products	6,249	6,337	(1)	6,272	6,360	(1)
Energy & specialized markets	4,462	4,388	2	4,439	4,398	1
Industrial	3,825	3,646	5	3,855	3,701	4
Automotive	3,033	2,928	4	2,991	2,935	2
Intermodal [a]	1,421	1,471	(3)	1,444	1,521	(5)
Premium	1,766	1,794	(2)	1,779	1,829	(3)
Average	$2,768	$2,748	1%	$2,811	$2,804	-%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Jun. 30,	Dec. 31,
Millions, Except Percentages	2024	2023
Assets
Cash and cash equivalents	$1,137	$1,055
Short-term investments	20	16
Other current assets	3,341	3,077
Investments	2,705	2,605
Properties, net	57,835	57,398
Operating lease assets	1,386	1,643
Other assets	1,393	1,338
Total assets	$67,817	$67,132

Liabilities and Common Shareholders' Equity
Debt due within one year	$727	$1,423
Other current liabilities	3,560	3,683
Debt due after one year	31,165	31,156
Operating lease liabilities	988	1,245
Deferred income taxes	13,166	13,123
Other long-term liabilities	1,722	1,714
Total liabilities	51,328	52,344
Total common shareholders' equity	16,489	14,788
Total liabilities and common shareholders' equity	$67,817	$67,132

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

	Year-to-Date
Millions, for the Periods Ended June 30,	2024	2023
Operating Activities
Net income	$3,314	$3,199
Depreciation	1,190	1,149
Deferred and other income taxes	43	36
Other - net	(514)	(526)
Cash provided by operating activities	4,033	3,858
Investing Activities
Capital investments*	(1,699)	(1,607)
Other - net	107	(67)
Cash used in investing activities	(1,592)	(1,674)
Financing Activities
Debt repaid	(1,807)	(1,664)
Dividends paid	(1,588)	(1,588)
Debt issued	800	1,599
Net issued/(paid) of commercial paper	297	19
Share repurchase programs	(100)	(705)
Other - net	30	11
Cash used in financing activities	(2,368)	(2,328)
Net change in cash, cash equivalents, and restricted cash	73	(144)
Cash, cash equivalents, and restricted cash at beginning of year	1,074	987
Cash, cash equivalents, and restricted cash at end of period	$1,147	$843
Free Cash Flow**
Cash provided by operating activities	$4,033	$3,858
Cash used in investing activities	(1,592)	(1,674)
Dividends paid	(1,588)	(1,588)
Free cash flow	$853	$596

*	Capital investments include locomotive and freight car early lease buyouts of $96 million in 2024 and $14 million in 2023.

**	Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2024	2023	%		2024	2023	%
Operating/Performance Statistics
Freight car velocity (daily miles per car)*	201	202	-%		202	199	2%
Average train speed (miles per hour)*	23.3	24.1	(3)		23.7	24.1	(2)
Average terminal dwell time (hours)*	22.7	23.3	(3)		23.1	23.6	(2)
Locomotive productivity (GTMs per horsepower day)	134	126	6		134	125	7
Gross ton-miles (GTMs) (millions)	206,806	207,606	-		412,835	414,254	-
Train length (feet)	9,544	9,316	2		9,415	9,238	2
Intermodal service performance index (%)	93	89	4	pts	93	85	8	pts
Manifest/Automotive service performance index (%)	84	84	-	pts	85	82	3	pts
Intermodal car trip plan compliance (%)**	83	79	4	pts	83	76	7	pts
Manifest/Automotive car trip plan compliance (%)**	64	64	-	pts	65	63	2	pts
Workforce productivity (car miles per employee)	1,031	978	5		1,015	983	3
Total employees (average)	30,556	32,243	(5)		30,804	31,888	(3)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$2.73	$2.86	(5)%	$2.77	$3.04	(9)%
Fuel consumed in gallons (millions)	223	226	(1)	453	458	(1)
Fuel consumption rate***	1.080	1.086	(1)	1.097	1.105	(1)

Revenue Ton-Miles (Millions)
Grain & grain products	19,995	18,858	6%	40,644	38,902	4%
Fertilizer	3,570	2,953	21	6,857	6,089	13
Food & refrigerated	4,693	4,514	4	9,610	9,057	6
Coal & renewables	16,351	20,864	(22)	35,234	43,361	(19)
Bulk	44,609	47,189	(5)	92,345	97,409	(5)
Industrial chemicals & plastics	8,069	7,214	12	15,496	14,305	8
Metals & minerals	8,301	9,209	(10)	16,366	18,156	(10)
Forest products	5,663	5,815	(3)	11,243	11,364	(1)
Energy & specialized markets	10,229	9,817	4	20,815	19,316	8
Industrial	32,262	32,055	1	63,920	63,141	1
Automotive	4,879	4,687	4	9,415	9,087	4
Intermodal	18,242	17,567	4	35,577	35,687	-
Premium	23,121	22,254	4	44,992	44,774	-
Total	99,992	101,498	(1)%	201,257	205,324	(2)%

*	Surface Transportation Board (STB) reported performance measures.

**	Methodology used to report is not comparable with the reporting to the STB under docket number EP 770.

***	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2024
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$5,616	$5,638	$11,254
Other revenues	415	369	784
Total operating revenues	6,031	6,007	12,038
Operating Expenses
Compensation and benefits	1,223	1,187	2,410
Fuel	658	625	1,283
Purchased services and materials	613	644	1,257
Depreciation	594	596	1,190
Equipment and other rents	216	219	435
Other	355	336	691
Total operating expenses	3,659	3,607	7,266
Operating Income	2,372	2,400	4,772
Other income, net	92	103	195
Interest expense	(324)	(319)	(643)
Income before income taxes	2,140	2,184	4,324
Income tax expense	(499)	(511)	(1,010)
Net Income	$1,641	$1,673	$3,314

Share and Per Share
Earnings per share - basic	$2.69	$2.75	$5.44
Earnings per share - diluted	$2.69	$2.74	$5.43
Weighted average number of shares - basic	609.2	609.4	609.3
Weighted average number of shares - diluted	610.2	610.3	610.3
Dividends declared per share	$1.30	$1.30	$2.60

Operating Ratio	60.7%	60.0%	60.4%
Effective Tax Rate	23.3%	23.4%	23.4%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenue Statistics (unaudited)

	2024
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Grain & grain products	$943	$901	$1,844
Fertilizer	201	203	404
Food & refrigerated	285	278	563
Coal & renewables	388	339	727
Bulk	1,817	1,721	3,538
Industrial chemicals & plastics	572	593	1,165
Metals & minerals	515	530	1,045
Forest products	338	342	680
Energy & specialized markets	679	658	1,337
Industrial	2,104	2,123	4,227
Automotive	611	659	1,270
Intermodal	1,084	1,135	2,219
Premium	1,695	1,794	3,489
Total	$5,616	$5,638	$11,254
Revenue Carloads (Thousands)
Grain & grain products	210	200	410
Fertilizer	47	62	109
Food & refrigerated	46	46	92
Coal & renewables	177	158	335
Bulk	480	466	946
Industrial chemicals & plastics	164	169	333
Metals & minerals	170	184	354
Forest products	53	55	108
Energy & specialized markets	154	147	301
Industrial	541	555	1,096
Automotive	207	218	425
Intermodal [a]	739	798	1,537
Premium	946	1,016	1,962
Total	1,967	2,037	4,004
Average Revenue per Car
Grain & grain products	$4,494	$4,493	$4,493
Fertilizer	4,271	3,311	3,727
Food & refrigerated	6,231	5,943	6,086
Coal & renewables	2,189	2,156	2,173
Bulk	3,787	3,692	3,740
Industrial chemicals & plastics	3,486	3,507	3,497
Metals & minerals	3,030	2,885	2,955
Forest products	6,297	6,249	6,272
Energy & specialized markets	4,416	4,462	4,439
Industrial	3,886	3,825	3,855
Automotive	2,947	3,033	2,991
Intermodal [a]	1,468	1,421	1,444
Premium	1,792	1,766	1,779
Average	$2,855	$2,768	$2,811

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP (unaudited)

Debt / Net Income
Millions, Except Ratios	Jun. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2024	2023
Debt	$31,892	$32,579
Net income	6,494	6,379
Debt / net income	4.9	5.1

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	Jun. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2024	2023
Net income	$6,494	$6,379
Add:
Income tax expense	1,963	1,854
Depreciation	2,359	2,318
Interest expense	1,308	1,340
EBITDA	$12,124	$11,891
Adjustments:
Other income, net	(409)	(491)
Interest on operating lease liabilities [b]	48	58
Adjusted EBITDA	$11,763	$11,458
Debt	$31,892	$32,579
Operating lease liabilities	1,305	1,600
Adjusted debt	$33,197	$34,179
Adjusted debt / adjusted EBITDA	2.8	3.0

[a]	The trailing twelve months income statement information ended June 30, 2024, is recalculated by taking the twelve months ended December 31, 2023, subtracting the six months ended June 30, 2023, and adding the six months ended June 30, 2024.

[b]	Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

*

Adjusted debt (total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB (other post retirement benefit) obligations) to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on present value of operating leases) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is debt to net income ratio. The tables above provide reconciliations from net income to adjusted EBITDA, debt to adjusted debt, and debt to net income to adjusted debt to adjusted EBITDA. At June 30, 2024, and December 31, 2023, the incremental borrowing rate on operating leases was 3.7% and 3.6%, respectively. Pension and OPEB were funded at June 30, 2024, and December 31, 2023.